UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 3, 2022
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NERDY INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39595 (Commission File Number)	98-1499860 (I.R.S. Employer Identification No.)
	101 S. Hanley Rd., Suite 300 St. Louis, MO	63105
	(address of principal executive offices)	(zip code)
(314) 412-1227
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NRDY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	NRDY-WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 3, 2022, Erik Blachford resigned as a member of the Board of Directors (the “Board”) of Nerdy Inc. (the “Company”). Mr Blachford’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
On August 4, 2022, the Board appointed Stuart Udell to serve as a director, filling the vacancy created by Mr. Blachford’s resignation. Mr. Udell will serve as Class III director, with a term expiring at the annual meeting of stockholders to be held in 2024. Mr. Udell was also appointed to the Nominating and Corporate Governance Committee. Both Mr. Blachford and Mr. Udell were designated for election to the Board by Mr. Cohn pursuant to the Stockholder Agreement dated January 28, 2021, among the Company, Mr. Cohn, and certain other parties.
There are no arrangements or understandings between Mr. Udell and any other person pursuant to which Mr. Udell was appointed to serve on the Board. There are no family relationships between Mr. Udell and any other director or executive officer of the Company and there have been no transactions between Mr. Udell and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.
Mr. Udell will receive the standard compensation available to the Company’s non-employee directors, which is discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 5, 2022. In accordance with the Company’s customary practice, the Company will enter into its standard form of indemnification agreement with Mr. Udell. The standard indemnification agreement is filed as Exhibit 10.7 to the Company’s Form 8-K (File No. 001-39595), filed with the SEC on September 24, 2021.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nerdy Inc.
(Registrant)

Date: August 8, 2022	By:	/s/ Christopher C. Swenson
Name: Christopher C. Swenson
Title: Chief Legal Officer and Corporate Secretary

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